Exhibit 10(f)

THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (the “Amendment”) dated as of April 12, 2006, is made by and among HARRISON STREET FUNDING, LLC, as seller (the “Seller”), CHURCH & DWIGHT CO., INC., as initial Servicer (the “Servicer”), MARKET STREET FUNDING LLC (formerly known as Market Street Funding Corporation), as Issuer (the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, as administrator (the “Administrator”).

WITNESSETH:

WHEREAS, the parties hereto are parties to that certain Receivables Purchase Agreement dated as of January 16, 2003, by and among the Seller, the Servicer, the Issuer, and the Administrator (the “Receivables Purchase Agreement”), and desire to waive or amend the terms thereof as set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions.

Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement as amended by this Amendment.

2. Amendments of Receivables Purchase Agreement.

(a) The definition of “Dilution Horizon” set forth in Exhibit I of the Receivable Purchase Agreement is hereby amended and restated as follows:

“Dilution Horizon” means, for any fiscal month, the ratio (expressed as a percentage and rounded up to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of such fiscal month of: (a) the Gross New Receivables (excluding all Gross New Receivables the Obligors of which are federal, state or local governments, instrumentalities, subdivisions, affiliates, or agencies thereof) made by the Originator during the most recent fiscal month to (b) the sum of (i) the net Receivables Pool Balance at the last day of the most recent fiscal month and (ii) the Outstanding Balance on such day of all Receivables the Obligors of which are an Affiliate of Church & Dwight.

(b) Clause (a) of the definition of “Eligible Receivable” set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended and restated as follows:

“(a) the Obligor of which is (i) a United States resident, provided, however, that up to 2% of otherwise Eligible Receivables may consist of receivables the Obligor of which is not a United States resident, (ii) not a government or a governmental subdivision, affiliate or agency, (iii) not subject to any action of the type described in paragraph (f) of Exhibit V to the Agreement, and (iv) not an Affiliate of Church & Dwight,”

(c) The definition of “Loss Reserve Percentage” set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended and restated as follows:

“Loss Reserve Percentage” means, on any date, the greater of: (a) 5% or (b) the product of (i) 2.0 times (ii) the highest average of the Default Ratios for any three consecutive fiscal months during the twelve most recent fiscal months and (iii) (A) the Gross New Receivables (excluding all Gross New Receivables the Obligors of which are federal, state or local governments, instrumentalities, subdivisions, affiliates, or agencies thereof) made by the Originator (or Receivables of such Originator otherwise created) during the four most recent fiscal months divided by (B) the sum of (i) the Net Receivables Pool Balance as of such date and (ii) the Outstanding Balance on such day of all Receivables the Obligors of which are an Affiliate of Church & Dwight.

3. Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

(a) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrator, and the Administrator shall have received from the Seller, the Issuer, and the Servicer all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrator.

(b) Sixth Amendment to Liquidity Agreement. The Administrator shall have received an executed copy of the sixth amendment to the Liquidity Agreement which shall be in form and substance satisfactory to the Administrator.

4. Amendment. The Receivables Purchase Agreement and other Transaction Documents referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Receivables Purchase Agreement or other Transaction Documents in any document, instrument, or agreement shall hereafter mean and include the Receivables Purchase Agreement or such Transaction Document, including such schedules and exhibits, as amended hereby.

5. Force and Effect. Each of the Seller and the Servicer reconfirms, restates, and ratifies the Receivables Purchase Agreement, the Transaction Documents and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this

Amendment and each of the Seller and the Servicer confirms that all such documents have remained in full force and effect since the date of their execution.

6. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

7. Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8. Effective Date. This Amendment shall be effective as of and shall be dated as of the date of satisfaction of all conditions set forth in Section 3 of this Amendment.

[SIGNATURES BEGIN ON NEXT PAGE]

[SIGNATURE PAGE 1 OF 3 TO THIRD AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

HARRISON STREET FUNDING, LLC,
as Seller

By:
Name:
Title:

CHURCH & DWIGHT CO., INC., as initial Servicer

By:
Name:
Title:

[SIGNATURE PAGE 2 OF 3 TO THIRD AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

MARKET STREET FUNDING LLC (formerly known as Market Street Funding Corporation), as Issuer

By:
Name:
Title:

[SIGNATURE PAGE 3 OF 3 TO THIRD AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:
Name:	John Smathers
Title:	Vice President